Capital Guardian Funds Trust

___________________

PROSPECTUS
___________________
December 31, 2013

Supplemented April 1, 2014

Capital Guardian Core Balanced Fund
Investor Class: CGBFX
Institutional Class: CGBNX

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Table of Contents - Prospectus

TABLE OF CONTENTS

Page

Table of Contents - Prospectus

SUMMARY SECTION

Investment Objective
The primary investment objective of the Capital Guardian Core Balanced Fund (the “Fund”) is to produce growth of capital, with a secondary objective of realization of current income through the receipt of interest or dividends.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	None
Other Expenses(1)	0.61%	0.61%
Total Annual Fund Operating Expenses	1.61%	1.36%
Less: Fee Waiver/ Expense Reimbursement(2)	-0.36%	-0.36%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.25%	1.00%
(1)     “Other Expenses” are estimated for the current fiscal year.
(2)
Capital Guardian Asset Management, LLC (“CGAM”) has contractually agreed to waive its fees and/or reimburse the Fund for any expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) to the extent necessary to ensure that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement do not exceed 1.25% of the average daily net assets of the Investor Class and 1.00% of the average daily net assets for the Institutional Class.  This agreement will continue in effect for one year after the effective date of this prospectus, with successive renewal terms of one year unless terminated by the Board of Trustees prior to any such renewal.  CGAM has the right to receive reimbursement for fee reductions and/or expense payments made in the prior three fiscal years provided that after giving effect to such reimbursement, Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement do not exceed 1.25% of average daily net assets of the Investor Class and 1.00% of the average daily net assets of the Institutional Class in the year of reimbursement.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only in the first year of the periods shown in the Example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Investor Class	$127	$473
Institutional Class	$102	$395

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  No portfolio turnover rate is provided for the Fund because the Fund has not completed its first fiscal year as of the date of this Prospectus.

Table of Contents - Prospectus

Principal Investment Strategies
The Fund attempts to achieve its investment objective by investing primarily in equity and fixed income securities of companies of any size.  Realization of current income through the receipt of interest or dividends from investments is a secondary objective, although receipt of income may accompany capital appreciation.  The Fund seeks to achieve its secondary objective of income generation through selection of dividend-paying securities.  There can be no assurance that the Fund’s investment objectives will be achieved.

Equity securities in which the Fund may invest include common stock, preferred stock, and convertible securities, and American Depositary Receipts (“ADRs”). Investments will generally be made in securities of companies that have been in business for at least three years, but without regard to the period of time the securities may have been publicly traded.  Although the Fund may invest in securities of small, medium and large capitalization companies, the Fund intends to maintain a growth-oriented style of investing, subject to the Fund’s investment restrictions and diversification status.

Under normal circumstances, 25% or more of the Fund’s total assets consist of fixed income securities.  The Fund’s investments in fixed income securities consist primarily of investment grade corporate and U.S. Government and agency fixed income securities.  Investment grade debt securities are considered to be those rated within the four highest ratings by nationally recognized statistical rating organizations. The Fund may invest in fixed income securities of any duration.  Duration measures the sensitivity of the price of a fixed income investment to a 1% change in interest rates.  For example, 5 year duration means the investment will decrease in value by 5% if interest rates rise 1%.

Analytical emphasis is focused on financial ratios such as pre-tax margins, return on equity and cash flow and earnings growth which are actually or expected to be superior to those of the average company.  While price earnings (“P/E”) ratios are important valuation criteria, there is no limitation or emphasis on high or low P/E stocks.
In practical application, the Fund attempts to attain its investment objectives by relying on three fundamental practices:

•	Careful selection of securities–based on the performance and position of individual companies and their industries relative to alternate investments.

•	Broad diversification among industries and their companies–fundamental to spreading the risk that is inherent in any single investment while recognizing that such risk cannot be eliminated.

•	Continuous scrutiny of investments–realization of a security’s growth potential depends upon many factors, including timing trends of the market, and the economy.

The Fund continuously monitors investments and assesses whether fundamentals justify continuing to hold particular securities.  However, the Fund may sell its portfolio securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money.   The principal risk factors affecting shareholders' investments in the Fund are set forth below.
•
Stocks Risk. The market value of stocks held by the Fund may increase or decline more dramatically than other asset classes over a shorter period of time.  These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

•	Smaller Companies Risk. The risk that the securities of smaller companies may be more volatile and less liquid than the securities of large-cap companies.

Table of Contents - Prospectus

•	Management Risk. The Fund is subject to the risk that the judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
•
Medium and Large Companies Risk.  Compared to smaller companies, medium and large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. Compared to larger companies, medium companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

•	New Fund Risk. The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.
•
ADR Risk.  ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees.  Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders.  Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

•
Preferred Stock Risk. Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities.

•
Fixed Income Securities Risk.  The value of your investment in the Fund may change in response to changes in interest rates.  The longer the duration of a debt security, the more its value typically falls in response to an increase in interest rates.  The value of your investment in the Fund may change in response to the credit ratings of the Fund’s portfolio of debt securities.  The degree of risk for a particular security may be reflected in its credit rating.  The Fund cannot collect interest and principal payments on a debt security if the issuer defaults.  Prepayment and extension risks are present when interest rates decline and issuers of debt securities experience acceleration in prepayments.  The acceleration can shorten the maturity of the debt security and force the Fund to invest in securities with lower interest rates, reducing the Fund’s return.

•
U.S. Government Securities Risk.  Although the Fund’s U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury.  Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.  While the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law.

Performance Information
Performance information for the Fund is not included because the Fund had not commenced operations prior to the date of this prospectus.  Performance information will be available once the Fund has at least one calendar year of performance.

Investment Adviser and Sub-Adviser.  Capital Guardian Asset Management, LLC (“CGAM”) is the Fund’s investment adviser. Wall Street Management Corporation is the Fund’s sub-adviser (“WSMC”).

Portfolio Manager: The Fund’s investment decisions are made by the following portfolio manager:

Table of Contents - Prospectus

Portfolio Manager	Position with Wall Street Management Corporation	Length of Service to the Fund

Robert P. Morse	Senior Portfolio Manager	Since inception in 2013

Purchase and Sale of Fund Shares.  You may purchase or redeem shares by mail (Capital Guardian Core Balanced Fund,  c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1-855-460-2838.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial investment for Investor Class shares is $5,000 and $2,500 for individual retirement accounts (“IRAs”).  The minimum initial investment for Institutional Class shares is $100,000.  The minimum initial investment for automatic investment plans is $1,000 for both share classes.  The minimum investment for subsequent investments for all accounts is $100.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Table of Contents - Prospectus

INVESTMENT OBJECTIVE AND POLICIES, RELATED RISKS AND
DISCLOSURE OF PORTFOLIO HOLDINGS

Principal Investment Strategies
The Fund attempts to achieve its investment objective by investing primarily in equity and fixed income securities of companies of any size.  Realization of current income through the receipt of interest or dividends from investments is a secondary objective, although receipt of income may accompany capital appreciation.  The Fund seeks to achieve its secondary objective of income generation through selection of dividend-paying securities.  There can be no assurance that the Fund’s investment objectives will be achieved.

Equity securities in which the Fund may invest include common stock, preferred stock, and convertible securities, and American Depositary Receipts (“ADRs”). Investments will generally be made in securities of companies that have been in business for at least three years, but without regard to the period of time the securities may have been publicly traded.  Although the Fund may invest in securities of small, medium and large capitalization companies, the Fund intends to maintain a growth-oriented style of investing, subject to the Fund’s investment restrictions and diversification status.

Under normal circumstances, 25% or more of the Fund’s total assets consist of fixed income securities.  The Fund’s investments in fixed income securities consist primarily of investment grade corporate and U.S. Government and agency fixed income securities.  Investment grade debt securities are considered to be those rated within the four highest ratings by nationally recognized statistical rating organizations. The Fund may invest in fixed income securities of any duration.  During periods of low or no real interest rate returns, preservation of principal becomes the overriding concern.  When these circumstances prevail, the Adviser aims for a short to intermediate maturity schedule.  Conversely, during periods of actual or anticipated high real interest rates (i.e. greater than 3%), duration of cash-flow returns becomes the primary concern.  The Adviser then seeks a maturity ladder beyond ten years.  Duration measures the sensitivity of the price of a fixed income investment to a 1% change in interest rates.  For example, 5-year duration means the investment will decrease in value by 5% if interest rates rise 1%.

Additional Investment Strategies
In addition to equity securities, the Fund may also invest in other registered investment companies and exchange-traded funds (“ETFs”), and foreign securities.

Investment Adviser’s Process
Analytical emphasis is focused on financial ratios such as pre-tax margins, return on equity and cash flow and earnings growth which are actually or expected to be superior to those of the average company.  While price earnings (“P/E”) ratios are important valuation criteria, there is no limitation or emphasis on high or low P/E stocks.

In practical application, the Fund attempts to attain its investment objectives by relying on three fundamental practices:

•	Careful selection of securities–based on the performance and position of individual companies and their industries relative to alternate investments.

•	Broad diversification among industries and their companies–fundamental to spreading the risk that is inherent in any single investment while recognizing that such risk cannot be eliminated.

•	Continuous scrutiny of investments–realization of a security’s growth potential depends upon many factors, including timing trends of the market, and the economy.

Table of Contents - Prospectus

The Fund continuously monitors investments and assesses whether fundamentals justify continuing to hold particular securities.  However, the Fund may sell its portfolio securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Fund’s investment objectives may be changed without the approval of the Fund’s shareholders, upon 60 days’ written notice to shareholders.

Temporary Investments
In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents. This could prevent the Fund from achieving its investment objective.

RISK FACTORS

Principal Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in a Fund.  There is no assurance that the Fund will achieve its investment objectives, and an investment in the Fund is not by itself a complete or balanced investment program. The following provides additional information regarding the principal risks that could affect the value of your investment:

Stocks Risk.  While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller Companies Risk. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term.  Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.  In addition, small companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.  Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.  The Fund may also choose to hold investments in companies that were once small and have become larger due to growth in their business.

Management Risk.  The Fund’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.

Medium and Large Companies Risk.  Compared to smaller companies, medium and large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of medium companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, medium companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

New Fund Risk. The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

ADR Risk.  ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees.  Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders.  Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Table of Contents - Prospectus

Preferred Stock Risk. Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities, but senior to common equity securities.

Fixed Income Securities Risk.  The value of your investment in the Fund may change in response to changes in interest rates.  The longer the duration of a debt security, the more its value typically falls in response to an increase in interest rates.  The value of your investment in the Fund may change in response to the credit ratings of the Fund’s portfolio of debt securities.  The degree of risk for a particular security may be reflected in its credit rating.  The Fund cannot collect interest and principal payments on a debt security if the issuer defaults.  Prepayment and extension risks are present when interest rates decline and issuers of debt securities experience acceleration in prepayments.  The acceleration can shorten the maturity of the debt security and force the Fund to invest in securities with lower interest rates, reducing the Fund’s return.  Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of the debt security and causing the value of the security to decline.

U.S. Government Securities Risk.  Although the Fund’s U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury.  Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.  While the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law.

Additional Risks
In addition to the principal risks described above, the Fund may be subject to the following additional risk factors.

Market Risk.  Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market values. Changes in the financial condition of a single issuer can impact the market as a whole. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance. Because many investors buy stocks on margin, increases in interest rates generally reduce market prices of equities. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Issuer Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Table of Contents - Prospectus

Asset Class Risk. The securities in the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Portfolio Turnover Risk.  The Fund may engage in active and frequent trading and have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate. With a high portfolio turnover rate, it is possible that the Fund may distribute sizable capital gain distributions to shareholders, regardless of the Fund’s performance.

Investments in Other Investment Companies Risk.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund may invest and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies. If the other investment company fails to achieve its investment objective, the Fund’s investment in the other investment company may adversely affect the Fund’s performance.

ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund may invest and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Foreign Securities Risk.  Although not a principal investment strategy, the Fund may also invest a percentage of its assets in foreign securities, typically through limited investments in ADRs.  ADRs evidence ownership in foreign equity securities that are traded on domestic exchanges.  The Fund may, however, to a limited extent invest directly in foreign securities. Investments in these types of securities involve certain inherent risks, such as heightened political and economic risks, particularly in countries with unstable governments, immature economic structures, different legal systems, economies based on few industries, and national policies restricting investments by foreigners.  There is also the risk of unpredictable government confiscation of company assets and/or other controls.  Finally, foreign issuers may not be subject to the same uniform accounting, auditing, or financial reporting standards.

PORTFOLIO HOLDINGS DISCLOSURE
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-855-460-2838 and on the SEC’s website at www.sec.gov.  In addition, the Fund will make its Portfolio holdings information publicly available by posting the information on the Fund’s website approximately 15 days after each calendar month end.

Table of Contents - Prospectus

MANAGEMENT OF THE FUND

Investment Adviser
Capital Guardian Asset Management, LLC, located at  888 Seventh Avenue, 24th Floor, New York, New York 10106, was founded in November 2013.  CGAM and its affiliates had approximately $3 billion in assets under management as of November 30, 2013.   As the investment adviser to the Fund, CGAM oversees the provision of all management, administration, investment advisory and general services for the Fund, and selects and monitors the Sub-Advisor’s investment programs and results.

Pursuant to the Investment Advisory Agreement, CGAM is entitled to receive a fee at an annual rate of 0.75% of the average daily net assets of the Fund.   CGAM has also agreed to waive its fee and reimburse the Fund for any expenses (including the advisory fee but excluding taxes, interest, brokerage fees and extraordinary expenses) to the extent necessary to ensure that the Fund’s Total Annual Operating Expenses do not exceed 1.25% of the average daily net assets of the Investor Class and 1.00% of the average daily net assets of the Institutional Class.  This Agreement will continue in effect for one year after the effective date of this prospectus, with successive renewal terms of one year unless terminated by the Board of Trustees prior to any such renewal.  CGAM has the right to receive reimbursement for fee reductions and/or expense payments made in the prior three fiscal years provided that after giving effect to such reimbursement, Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement do not exceed 1.25% of average daily net assets of the Investor Class and 1.00% of the average daily net assets of the Institutional Class in the year of reimbursement. The Fund had not commenced operations prior to the date of this prospectus.

Wall Street Management Corporation, located at 888 Seventh Avenue, 24th Floor New York, New York 10106, was founded in 1954.  WSMC and its affiliates manage approximately $260 million in assets under management as of November 30, 2013. Subject to the general oversight of the Board and CGAM, WSMC is directly responsible for making the investment decisions for the Fund.

CGAM, not the Fund, is responsible for paying the fee of WSMC.  CGAM pays WSMC a fee equal to 0.34% of the Fund’s average daily net assets, pursuant to the Investment Sub-Advisory Agreement between CGAM and WSMC.

Portfolio Manager
Robert P. Morse, Senior Portfolio Manager, serves as the portfolio manager of the Fund, and has been responsible for the day-to-day management of the Fund since its inception in 2013.  Mr. Morse has more than thirty years of experience in the investment business with an extensive background in both domestic and international equity and fixed-income markets.  Prior to joining WSMC, Mr. Morse was a Partner and Senior Portfolio Manager of Evercore Wealth Management, LLC since 2010 where he has managed separate accounts and has been primarily responsible for the day-to-day management of The Wall Street Fund, Inc.  From 1981-2010 Mr. Morse served as President and Sole Director of Morse, Williams & Co., Inc., an investment adviser he co-founded.  In addition, Mr. Morse served as President and Director of Morse Williams Holding Co., Inc. from 1986-2010.

A discussion describing the Board’s initial approval of the Investment Advisory Agreement between CGAM and the Trust and the Investment Sub-Advisory Agreement between CGAM and WSMC will be available in the Fund’s first Semi-Annual Report to Shareholders dated April 30, 2014.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of shares in the Fund.

Table of Contents - Prospectus

Similarly Managed Accounts

The following table provides the performance of a composite of all accounts with a value of $1 million or more that have been under the management of Mr. Morse for at least one year (“the Composite”).  All accounts comprising the Composite are managed by Mr. Morse on a discretionary basis and all accounts have substantially similar objectives, policies and investment strategies as the Fund.  The performance of the Composite shown in the chart below was achieved while Mr. Morse was a portfolio manager at two different investment advisory firms.  Mr. Morse also serves as the Fund’s portfolio manager and intends to use the same analytical methods for identifying potential investments for the Fund as are used for the Composite. You should not consider the past performance of the Composite as indicative of the future performance of the Fund.

The table below provides the performance of the Composite.  The data is provided to illustrate the past performance of Mr. Morse in managing a substantially similar composite of accounts as measured against a blended index composed of the Russell 1000® Index (“R1000”) and Barclays Capital Intermediate Government Credit Index (“BCIGC”) and does not represent the performance of the Fund.  The Composite is not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”), or Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Consequently, the performance results for the Sub-Adviser’s Composite could have been adversely affected if it had been regulated as an investment company under the federal securities laws.  The Composite’s performance is based on the following methodology, among other factors: monthly asset-weighting account total returns calculated using the Modified Dietz method and quarterly and annual returns for the strategy computed by geometrically-linking the monthly returns.  Accounts are included in the strategy one year after inception and removed at the end of an account’s last full quarter under management.  The method used to calculate the composite’s performance differs from the SEC’s standardized method of calculating performance, and may produce different results.

The following chart shows the average annual return of the Composite for the year ended December 31, 2012.  This performance data is for the Composite and is not the performance results of the Fund.

Balanced Management Strategy

	Total Annualized Returns for the year(s) ended December 31, 2012
	One Year	Three Years	Five Years	Ten Years	Since Inception (1/1/92)
Balanced Management Strategy (net)	10.42%	8.94%	3.85%	7.71%	7.52%
Balanced Management Strategy (gross)	10.85%	9.46%	4.36%	8.24%	8.07%
Russell 1000® Index	16.42%	11.12%	1.92%	7.52%	8.38%
Barclays Capital Intermediate Government Credit Index	3.89%	5.19%	5.18%	4.62%	5.90%
60% R1000 / 40%BCIGC*	9.91%	7.40%	1.92%	6.58%	7.65%

*The R1000 and BCIGC are the Balanced Management Strategy’s benchmarks.  The R1000 measures the performance of the mid- to large-cap segment of the U.S. equity universe.  It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.  The R1000 represents approximately 92% of the U.S. market.  The BGIGC measures the performance of short to intermediate (1-10 year) government and corporate fixed rate debt issues and is an unmanaged index and includes fixed rate debt issues rated investment grade or higher.

The Composite’s cumulative year-to-date return, as of September 30, 2013, was 16.43%.

HOW TO PURCHASE SHARES

Selecting a Share Class
The Fund offers two different share classes — an Investor Class and an Institutional Class. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Table of Contents - Prospectus

When selecting a share class, you should consider the following:

•      which share classes are available to you;
•      how much you intend to invest;
•      total costs and expenses associated with a particular share class; and
•      whether you qualify for a waiver or reduction of sales charges.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Investor Class shares
Investor Class shares are offered to individual investors directly or through mutual fund supermarkets or platforms offered by broker dealers or other financial intermediaries and charged a distribution fee of 0.25%. Investor Class shares are subject to a minimum initial investment of $5,000 ($2,500 for IRAs).

Institutional Class shares
Institutional Class shares are offered primarily for direct investments by institutional investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations, financial intermediaries and high net worth individuals. The minimum initial investment for Institutional Class shares is $100,000. The Fund may waive the initial minimum in certain circumstances, including, but not limited to, the following:

•	Certain wrap or other fee based programs for the benefit of clients of investment professionals or other financial intermediaries;
•	Employees and directors of the Adviser and/or Sub-Adviser and their affiliates and families;
•
Employer-sponsored retirement plans, such as defined contribution plans (401(k) plans and 457 plans), defined benefit plans, pension and profit-sharing plans, employee benefit trusts, employee benefit plan alliances and other retirement plans established by financial intermediaries where the investment is expected to reach the $100,000 minimum within a reasonable time period or the plan currently has assets of at least $25 million;

▪	Certain registered investment advisers, broker-dealers and individuals accessing accounts through registered investment advisers.

Family members include spouse, parents, spouse’s parents, children, children’s spouses, brother, sister, and domestic partner of the employee, Trustee or director of the Adviser and/or Sub-Adviser.

Minimum Initial Investment
You may open a Fund account with a minimum investment of the following amounts:

Minimum Initial Investment
Investor Class	$5,000 ($2,500 for IRAs)
Institutional Class	$100,000
Automatic Investment Plan	$1,000

Minimum Additional Investment
You may make subsequent investments to your Fund account at any time with the following minimum:

▪	$100 or more

Table of Contents - Prospectus

Good Order Purchase Requests:
When making a purchase request, make sure your request is in good order.  “Good order” means your request includes:

▪	the name of the Fund
▪	the dollar amount of shares to be purchased
▪	account application form or investment stub
▪	check payable to Capital Guardian Core Balanced Fund

All purchases by check must be in U.S. dollars and drawn on U.S. Banks.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line pay checks, or any conditional order or payment.

If your check is returned for any reason, a $25 fee will be assessed against your account.  You will also be responsible for any losses suffered by the Fund as a result.

 How Purchases may be Made

Through a broker/dealer or other intermediary
You can purchase shares of the Fund through asset management programs or services offered or administered by broker-dealers, fee-based financial planners, financial institutions or other service providers that have entered into agreements with the Fund.  Once you have opened your account with your intermediary, you must purchase all additional shares through your intermediary.  The intermediary is responsible for sending your purchase order to the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”).  Please keep in mind that your broker-dealer or other intermediary may charge additional fees for its services.

By mail
You can purchase shares of the Fund directly from the Transfer Agent.  To open an account, complete an account application form and send it together with your check to the address below.  To make additional investments once you have opened your account, send your check together with the detachable form that is included with your Fund account statement or confirmation.  You may also send a letter stating the amount of your investment with your name, the name of the Fund and your account number together with a check to the address below.

	Regular Mail Capital Guardian Core Balanced Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery Capital Guardian Core Balanced Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202

NOTE:
The Fund and the Transfer Agent do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer
Agent or the Fund.

Table of Contents - Prospectus

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you should provide your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Fund at 1-855-460-2838 if you need additional assistance when completing your application.

If an investor does not provide the Transfer Agent with sufficient information for the Transfer Agent to establish a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction for the account until the investor provides the Transfer Agent with the necessary information.  The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO/FPO addresses.

By telephone
If you accepted telephone options on your account application, and your account has been open for at least 15 days, call the Fund toll-free at 1-855-460-2838 and you will be allowed to move money from your bank account to your Fund account upon request.  Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  For security reasons, requests by telephone will be recorded.  Your purchase will take place at the net asset value determined on the day your order is placed, provided that your order is received prior to 4 p.m. Eastern time.

Table of Contents - Prospectus

By wire
If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application.  You can mail or overnight deliver your account application to the Transfer Agent.  Upon receipt of your completed account application, the Transfer Agent will establish an account for you.  The account number assigned will be required as part of the instruction that should be given to your bank to send the wire.  Your bank must include the name of the Fund you are purchasing, your name and account number so that monies can be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
ABA #:  075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #:  112-952-137
Further Credit:
Capital Guardian Core Balanced Fund
(shareholder registration)
(shareholder account number)

Before sending your wire, please contact the Transfer Agent at 1-855-460-2838 to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

Wire funds must be received prior to 4:00 p.m. (Eastern time) to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequence of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Through an automatic investment plan
If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with an initial minimum investment of $1,000.  Once your account has been opened, you may purchase shares of the Fund through the AIP in amounts of at least $100.  If you chose this option, funds will be automatically transferred from your bank account monthly.  To be eligible for this plan, your bank must be a domestic institution that is an ACH member.  The Fund may modify or terminate the AIP at any time.  The first AIP purchase will take place no earlier than 15 days after the Transfer Agent has received your request.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account.  To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application.  Any request to change or terminate your AIP should be submitted to the Transfer Agent five business days prior to effective date.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-460-2838 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Table of Contents - Prospectus

HOW TO REDEEM SHARES

You may request redemption of your shares at any time.  Your shares will be redeemed at the next net asset value (“NAV”) per share calculated after your order is received in good order by the Fund or its agents.  “Good order” means your letter of instruction includes:

▪	the name of the Fund
▪	the dollar amount or the number of shares to be redeemed
▪	signatures of all registered shareholders exactly as the shares are registered, including a signature guarantee when applicable
▪	the account number

How Redemptions may be Made

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.

Through a broker/dealer or other intermediary
If you purchased your shares through a broker-dealer or other financial intermediary, your redemption order should be placed through the same organization.  Your broker or financial consultant is responsible for sending your redemption order to the Transfer Agent on a timely basis.  Please keep in mind that your broker or financial consultant may charge additional fees for its services.

By mail
If you purchased your shares directly from the Transfer Agent, you should send your written redemption request to the address below.  Your request should contain the Fund’s name, your account number and the number of shares or the dollar amount of shares to be redeemed.  Be sure to have all account holders sign the letter.  Additional documents are required for shareholders that are corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions or trust documents indicating proper authorization).  Please see the Statement of Additional Information for more information.

	Regular Mail Capital Guardian Core Balanced Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery Capital Guardian Core Balanced Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202

NOTE:  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC, post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

The Transfer Agent may require a signature guarantee for certain redemptions. Please see the “Signature Guarantees” section for further details.

Table of Contents - Prospectus

By telephone
If you accepted telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund) you may redeem shares in any amount up to $50,000, but not less than $100, by calling 1-855-460-2838.  You may have a check sent to the address of record, or proceeds may be wired or sent via electronic funds transfer through the ACH network directly to your predetermined bank account.  Wires are subject to a $15 fee paid by the investor.  There is no charge when proceeds are sent via the ACH system; however credit may not be available for two to three days.  In order to have proceeds sent via ACH, your bank or financial institution must be a member of the ACH system.  A signature guarantee or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source may be required of all shareholders to change or add telephone redemption privileges.  For security reasons, requests by telephone will be recorded.

Through a systematic withdrawal plan
If you own shares with a value of $15,000 or more, you may participate in the systematic withdrawal plan.  The systematic withdrawal plan allows you to make automatic withdrawals from your Fund account at regular intervals.  The minimum withdrawal amount is $250.  Money can be transferred from your Fund account to your bank account or proceeds can be mailed to you in the form of a check.  In order to establish this option, please submit a signed written request and a voided check.  Your request may also require a signature guarantee or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.  Please call 1-855-460-2838 for information before submitting your request.  If you expect to purchase additional shares of the Fund, it may not be to your advantage to participate in the systematic withdrawal plan because of the possible adverse tax consequences of making contemporaneous purchases and redemptions.

Signature Guarantees - A signature guarantee of each owner is required to redeem shares in the following situations:

▪	if ownership is being changed on your account;
▪	when redemption proceeds are payable or sent to any person, address or bank account not on record;
▪	if a change of address request was received by the Transfer Agent within the last 15 days; and
▪	for all written redemptions greater than $50,000 from any shareholder account.

In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situations.  Non-financial transactions including establishing or modifying certain services on an account will require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees are designed to protect both you and the Fund from fraud.  Signature guarantees can be obtained from most banks, credit unions or saving associations, or from broker/dealers, national securities exchanges, registered securities exchanges or clearing agencies deemed eligible by the Securities and Exchange Commission (“SEC”).  Notaries cannot provide signature guarantees.

Corporations, Trusts and Other Entities – Additional documentation is normally required in the case of corporations, fiduciaries and others who hold shares in a representative or nominee capacity.  Such documentation may include certified copies of corporate resolutions, or certificates of incumbency, or such other documentation as may be required under the Uniform Commercial Code or other applicable laws or regulations.  For authorization of redemptions by a corporation, it will also be necessary to have an appropriate certified copy of resolutions on file with the Fund. Your redemption will not become effective until we have received all documents in the form required.  It is your responsibility as the shareholder to maintain such documentation on file and in a current status.  If you have questions concerning redemption requirements, please write or telephone us well ahead of an anticipated redemption in order to avoid any possible delay.

Table of Contents - Prospectus

Individual Retirement Accounts (“IRAs”) – Shareholders who redeem shares held in an IRA must indicate on their redemption requests whether or not to withhold federal income taxes.  If not, this type of redemption will be subject to federal income tax withholding.

POLICY AND PROCEDURES TO PREVENT SHORT-TERM TRADING
AND MARKET TIMING

The Fund is intended for long-term investors and discourages excessive short-term trading and other abusive trading practices that may disrupt portfolio management strategies, harm fund performance and create additional transaction costs that are borne by all shareholders.

Accordingly, the Board of Trustees of the Fund (the “Board”) has developed and adopted a market timing policy under which the Fund and the Transfer Agent will take steps to reduce the frequency and effect of these activities in the Fund, which includes monitoring trading activity. The Fund monitors shareholder redemptions for market timing activity. If such monitoring reveals excessive short-term trading or other abusive trading practices, the Fund will exercise its right to reject purchase orders from such investors. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests.  In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.  The Fund or the Transfer Agent may notify the investor that a purchase order has been rejected after the day the order is placed or after acceptance by the intermediary.

ADDITIONAL POLICIES ABOUT TRANSACTIONS

The Fund reserves the right to:

▪	Vary or waive any minimum investment requirement.
▪	Refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges, for any reason.
▪	Suspend your right to redeem shares or postpone the date of payment beyond the normal seven-day period under emergency circumstances or when the New York Stock Exchange (“NYSE”) is closed.
▪
Reject any purchase request for any reason.  Generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading).

▪
Redeem all shares in your account if your balance falls below the Fund’s minimum.  If, within 60 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares.  The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.

▪	Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect the Fund.
▪	Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.
▪
Make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets.  In such cases, you may incur brokerage costs in subsequently converting these securities to cash.

Table of Contents - Prospectus

▪	Reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. In addition, once you place a telephone transaction request, it cannot be canceled or modified.  Telephone trades must be received by or prior to market close.  Please allow sufficient time to place your telephone transaction.

During periods of significant economic or market changes, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail the request to:

Capital Guardian Core Balanced Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

SHAREHOLDER SERVICES

The following services are also available to shareholders:

▪	Uniform Transfers (Gifts) to Minors accounts
▪	Accounts for corporations or partnerships
▪	Prototype Retirement Plans suitable for the self-employed, including sole proprietors, partnerships and corporations.
▪	Traditional IRA
▪	Roth IRA
▪	Simplified Employee Pensions (SEPs)

To obtain the appropriate disclosure documentation and complete information on how to open a retirement account, call 1-855-460-2838.

DISTRIBUTION (12b-1) FEES

The Trust has adopted a Rule 12b-1 distribution plan for its Investor Class shares under which the Fund is authorized to reimburse the Distributor or such other entities as approved by the Board, for the distribution-related services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of the Investor Class.  The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including CGAM, for any distribution service or activity designed to retain Fund shareholders. Because the Fund pays distribution fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

The Fund may pay distribution-related service fees to intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser and/or Sub-Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments to intermediaries who provide certain shareholder services.  These payments and compensation are in addition to service fees paid by the Fund, if any.  Payments are generally made to intermediaries that provide shareholder servicing, marketing support or access to sales meetings, sales representatives and management representatives of the intermediary.  Payments may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs.  Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to the Fund.

Table of Contents - Prospectus

HOW SHARE PRICE IS DETERMINED

Shares of each class of the Fund are purchased or redeemed at its respective NAV per share next calculated after your purchase order and payment or redemption order is received in good order (as defined above).  The NAV of each class of shares is calculated by dividing the total assets of each class, less the liabilities of each class, by the number of shares outstanding of each class.  The NAV of each class is calculated at the close of regular trading of the NYSE, which is generally 4:00 p.m. Eastern time.  The NAV of each class will not be calculated nor may investors purchase or redeem Fund shares on days that the NYSE is closed for trading, even though certain Fund securities (i.e., foreign or debt securities) may trade on days the NYSE is closed, and such trading may materially affect the NAV of each class of the Fund’s shares.

Each security owned by the Fund that is listed on an exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Securities traded on the NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price. Where the security is listed on more than one exchange, the Fund will use the price of that exchange which it generally considers to be the principal exchange on which the stock is traded.  Lacking sales, the security is valued at the mean between the last current closing bid and asked prices.  An unlisted security for which over-the-counter market quotations are readily available is valued at the last sale price in the over-the-counter market..  When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith by the Board. The fair value of a security is the amount, which the Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in a particular security was halted during the day and not resumed prior to the close of trading on the NYSE.

Debt securities, including U.S. Government and Agency Securities, are valued by using the mean between the closing bid and asked prices provided by a pricing service.  If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.  “When-issued” or “TBA” debt securities are debt securities traded prior to the time they are issued, that is, they are traded with payment and delivery taking place at a later date.  In the absence of a price from a pricing services, or when the Fund buys a when-issued security or a mortgage-backed security and the security is not yet being priced by a pricing service, the securities will be valued at their “fair value,” as described above.

Trading in foreign securities markets is generally completed each day at various times prior to the close of the NYSE.  The values of foreign securities held by the Fund will be determined as of such times for purposes of determining the NAV of the Fund.  If events which materially affect the value of foreign securities, if any, held by the Fund occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at “fair value” as described above.

DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION

For federal income tax purposes, all dividends and distributions of the Fund’s net realized short-term capital gains and its dividend and interest income which you receive from the Fund are taxable as ordinary income or as qualified dividend income, whether reinvested in additional shares or received in cash, unless you are exempt from taxation or entitled to a tax deferral.  Distributions of net realized long-term capital gains you receive from the Fund, whether reinvested in additional shares or received in cash, are taxable as a capital gain.  The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund.   You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year.  Such capital gains and dividends may also be subject to state or local taxes.  If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

Table of Contents - Prospectus

The Fund intends to pay dividends from net investment income and distribute all net realized capital gains at least annually.  In addition, the Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains.  However, no assurances can be given that distributions will be sufficient to eliminate all taxes.  Please note, however, that the objective of the Fund is growth of capital, not the production of distributions.  You should measure the success of your investment by the value of your investment at any given time and not by the distributions you receive.

When a dividend or capital gain is distributed, the Fund's NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing NAV unless you specifically request that either dividends or capital gains or both be paid in cash.  If you elect to receive distributions and dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your Fund account at the then current NAV per share and to reinvest all subsequent distributions in shares of the Fund.

The election to receive dividends or reinvest them may be changed by writing to the Fund at:

Capital Guardian Core Balanced Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may also change your distribution election by telephoning the Fund at 1-855-460-2838.

In order to allow sufficient processing time for a change in distribution elections, any change must be received at least 5 days prior to the record date for the distribution.

By law, the Fund must withhold a percentage of your taxable distribution and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

Federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss and holding period to the IRS on the shareholders' Consolidated Form 1099s when “covered” shares of the mutual funds are sold.  Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time.  You may choose a method other than the Fund’s standing method at the time of your purchase or upon sale of covered shares.  The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules may apply to them.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, or local tax considerations applicable to a particular investor.  You are urged to consult your own tax advisor.

Table of Contents - Prospectus

FINANCIAL HIGHLIGHTS

No financial highlights are presented because the Fund had not commenced investment operations prior to the date of this Prospectus.

Table of Contents - Prospectus

PRIVACY NOTICE

We recognize and respect the privacy of each of our investors and their expectations for confidentiality.  The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible.  This information comes from the following sources:

•	Account applications and other required forms
•	Written, oral, electronic or telephonic communications, and
•	Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account.  We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with Federal standards to guard nonpublic personal information of our customers.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Table of Contents - Prospectus

INVESTMENT ADVISER:
Capital Guardian Asset Management, LLC
888 Seventh Avenue, 24th Floor
New York, New York 10106

INVESTMENT SUB-ADVISER:
Wall Street Management Corporation
888 Seventh Avenue, 24th Floor
New York, New York 10106

PRINCIPAL UNDERWRITER:
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN:
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT,
AND DIVIDEND PAYING AGENT:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Cohen Fund Audit Services
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL
Blank Rome LLP
405 Lexington Avenue
New York, New York 10174

Table of Contents - Prospectus

ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) contains additional information about the Fund and is incorporated by reference into this Prospectus.  Additional information about the Fund’s investments will be in the Fund’s annual/semi-annual reports to shareholders (when available).  As of the date of this Prospectus, annual and semi-annual reports for the Fund are not available because the Fund had not commenced operations.  Once available, in the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may obtain a free copy of the Fund’s SAI on the Fund’s website at www.capitalguardianfunds.com.

You may obtain a free copy of these documents by calling, writing or e-mailing the Fund as shown below.  You also may call the toll free number given below to request other information about the Fund and to make shareholder inquiries.

You may review and copy the SAI and other information about the Fund by visiting the SEC’s Public Reference Room, 100 F Street, Washington, D.C. (202) 551-8090 or by visiting the Commission’s Internet site at http://www.sec.gov.  Copies of this information also may be obtained, upon payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-22899

Capital Guardian Core Balanced Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-855-460-2838 (toll free)
http://www.capitalguardianfunds.com.
PROSPECTUS December 31, 2013 as supplemented April 1, 2014

Table of Contents - Prospectus